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                                   EXHIBIT 5

                              FORM OF APPLICATION
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                                                                      EXHIBIT 5

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CANADA LIFE
INSURANCE COMPANY OF NEW YORK                                                                               APPLICATION FOR
500 MAMARONECK AVENUE                                                            FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
HARRISON, NEW YORK 10528
(800) 905-1969
PLEASE PRINT IN BLACK
-------------------------------------------------------------    ---------------------------------------------------------------
1. OWNERS (APPLICANTS)                                           2. ANNUITANTS (IF DIFFERENT FROM OWNER)
-------------------------------------------------------------    ---------------------------------------------------------------

Name*                                                            Name*
     --------------------------------------------------------         ----------------------------------------------------------
        First             Middle             Last                        First             Middle             Last

ADDRESS                                                          ADDRESS
       ------------------------------------------------------           --------------------------------------------------------
        Street                                                           Street

   ----------------------------------------------------------       ------------------------------------------------------------
      City                State               Zip                      City                State               Zip

Sex [ ] M  [ ] F  Date of Birth |       |       |      |         Sex [ ] M  [ ] F  Date of Birth |       |       |      |
    [ ] Other                     Month    Day    Year                                             Month    Day    Year

Daytime Phone Number (  )                                           [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                         ------------------------------------          Social Security Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]       ===============================================================
   Social Security Number            Tax ID Number               CO-ANNUITANT (Optional)

Client Brokerage Acct. # (if applicable)                         Name*
                                        ---------------------         ----------------------------------------------------------
=============================================================            First             Middle             Last
JOINT OWNER (Optional)
                                                                 Sex [ ] M  [ ] F  Date of Birth |       |       |      |
Name*                                                                                              Month    Day    Year
     --------------------------------------------------------
        First             Middle             Last                [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                                    Social Security Number
Sex [ ] M  [ ] F  Date of Birth |       |       |      |         ---------------------------------------------------------------
    [ ] Other                     Month    Day    Year           4. MY INVESTMENT
                                                                 ---------------------------------------------------------------
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]       Allocate payment with application of $ ______ as indicated
   Social Security Number            Tax ID Number               below (MUST TOTAL 100%)
-------------------------------------------------------------
3. BENEFICIARIES                                                 [ ] Check here if you are using    __% Cash Management      (21)
-------------------------------------------------------------    Seligman Time Horizon Matrix.(SM)  __% Income               (22)
   Enclose signed letter if more information is required         If so, LEAVE INVESTMENT            __% Bond                 (23)
                                                                 ALLOCATION BLANK IN                __% Common Stock         (24)
Name*                                                            THIS SECTION AND ATTACH            __% Capital              (25)
     --------------------------------------------------------    TIME HORIZON MATRIX (SM)           __% International        (26)
        First       Middle      Last      Relationship           ELECTION FORM.                     __% Communic. & Inform.  (27)
                                                                                                    __% Global Growth Oppor. (28)
Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]                                            __% Global Smaller Cos.  (29)
                                Social Security Number                                              __% Frontier             (41)
Name*                                                                                               __% High Yield Bond      (42)
     --------------------------------------------------------                                       __% Global Technology    (43)
        First       Middle      Last      Relationship
                                                                   FIXED ACCOUNT OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)
Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                Social Security Number                 ________%   1 Yr. (201)     ________%   7 Yr. (207)
=============================================================          ________%   3 Yr. (203)     ________%  10 Yr. (210)
CONTINGENT BENEFICIARY                                                 ________%   5 Yr. (205)

Name*                                                            ---------------------------------------------------------------
     --------------------------------------------------------    6. PRE-AUTHORIZED CHECK (PAC)**
        First       Middle      Last      Relationship           ---------------------------------------------------------------
                                                                 [ ] Please check here if you elect this option
Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                Social Security Number           I authorize the Company to collect $________(MINIMUM $100/$50-
-------------------------------------------------------------    IRA) starting on____by initiating electronic debit entries to my
5. TYPE OF PLAN (MUST BE COMPLETED)                              account.
-------------------------------------------------------------
[ ] Non-Qualified                                                Select One:       [ ]  Checking       [ ]  Savings

[ ] IRA Rollover     [ ] 401(k)        [ ] IRA Tax Year______    (PLEASE ATTACH A VOIDED CHECK FOR CHECKING OR DEPOSIT SLIP
[ ] Qualified Other  [ ] Keogh (HR-10) [ ] SEP IRA Tax Year__    FOR SAVINGS)
[ ] IRA Transfer                       [ ] 403(b) If ERISA [ ]   ---------------------------------------------------------------
[ ] Other_______________________________________                 8. FOR AGENTS ONLY
-------------------------------------------------------------    ---------------------------------------------------------------
7. REPLACEMENT                                                   Questions? Contact either your broker/dealer or Investment
-------------------------------------------------------------    Products at (800) 905-1959, ext. 505.
Will this Annuity replace or change any other insurance or
annuity?
[ ] No  [ ] Yes (State company and Policy number in "Remarks"
and attach replacement forms.)
*  Unless subsequently changed in accordance with terms of Policy issued.
** Unless indicated, will commence on the earliest possible business day.
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9.  SERVICE OPTIONS

BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

/              / DOLLAR COST AVERAGING**

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $__________ From ____________ Start Date ______________
Stop Date __________ or Number of Transfers  ___________ on a
/ / Monthly      / / Quarterly        / / Semi-Annual    / / Annual basis.


Transfer above amount to:

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--------------       ---------------       --------------     --------------

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===============================================================================

/             / PORTFOLIO REBALANCING**

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:  / / Quarterly   / / Semi-Annually   / / Annually

/                /   SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)**

Do you have a checking or savings account?  / / Yes    / / No

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Withdraw $ _________ or / / Maximum amount allowed without incurring a Surrender Charge, to Start on ______________.

Stop Date: _______________ or Number of Withdrawals _____________.

Withdraw From:

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

Frequency of Withdrawal: / / Monthly  / / Quarterly / / Semi-Annually

Please  / /  Withhold  / / Do Not Withhold Federal Income Taxes.

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

10. REMARKS

11. SIGNATURES

STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS, AND I/WE ANTICIPATE MAKING ADDITIONAL PREMIUM DEPOSITS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN, OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY.

/  /  I/We request the Statement of Additional Information.

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

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  Signed in (State)     Date Signed             Signature of Owner/Applicant                 Signature of Joint Owner

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  Signature of Annuitant                        Signature of Co-Annuitant                    Signature of Irrevocable Beneficiary
  (if different from Owner)                     (if different from Owner)                    (if designated)



STATEMENT OF AGENT:  I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the
Policy herein applied for; and 3) to the best of my knowledge replacement  / / is    / / is not involved.

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    Print Registered Representative/Agent Name            Name of Firm                          Date Signed

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    Signature of Agent                                    Branch Address

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    Agent Number                                          State License ID Number               Agent Phone Number
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   ** Unless indicated, will commence on the earliest possible business day.